SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  July 14, 2003
---------------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                  333-97955-05               13-3320910
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     (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction                File Number)           Identification No.)
    of Incorporation)


                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office


      Registrant's telephone number, including area code: (212) 325-3629

Item 5.  Other Events.

            On June 27, 2003, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2003-C3 in thirty-one classes (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B, Class C, Class D and Class E Certificates, with an aggregate principal balance of $1,595,464,000, were sold to Credit Suisse First Boston LLC, Bear, Stearns & Co. Inc., McDonald Investments Inc., PNC Capital Markets, Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated June 17, 2003, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as general master servicer, ARCap Servicing, Inc., as general special servicer, NCB, FSB, as master servicer of the mortgage loans contributed to the trust fund by NCB, FSB, and National Consumer Cooperative Bank, as co-op special servicer, a form of which is filed as Exhibit
4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of June 1, 2003 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, (2) PNC Bank, National Association (the "PNC Mortgage Loan Seller"), pursuant to a mortgage loan purchase agreement, dated as of June 1, 2003 (the "PNC Mortgage Loan Purchase Agreement"), between the PNC Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.3, (3) Eurohypo AG, New York Branch (the "Eurohypo Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of June 1, 2003 (the "Eurohypo Mortgage Loan Purchase Agreement"), between the Eurohypo Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.4, (4) NCB, FSB (the "NCB, FSB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of June 1, 2003 (the "NCB, FSB Mortgage Loan Purchase Agreement"), between the NCB, FSB Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.5 and (5) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of June 1, 2003 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.6.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------
          4.1                Pooling and Servicing Agreement

          4.2                 Column Mortgage Loan Purchase
                                        Agreement

          4.3                  PNC Mortgage Loan Purchase
                                        Agreement

          4.4                KeyBank Mortgage Loan Purchase
                                        Agreement

          4.5                NCB, FSB Mortgage Loan Purchase
                                        Agreement

          4.6                Eurohypo Mortgage Loan Purchase
                                        Agreement

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/Jeffrey A. Altabef
                                      ----------------------
                                   Name: Jeffrey A. Altabef
                                   Title: Vice President

Date: July 14, 2003

                                  Exhibit Index


  Exhibit No.             Description              Paper (P) or Electronic (E)
  -----------   -------------------------------    ---------------------------
      4.1       Pooling and Servicing Agreement               E

      4.2        Column Mortgage Loan Purchase                E
                           Agreement

      4.3         PNC Mortgage Loan Purchase                  E
                           Agreement

      4.4         KeyBank Mortgage Loan Purchase              E
                           Agreement

      4.5       NCB, FSB Mortgage Loan Purchase               E
                           Agreement

      4.6       Eurohypo Mortgage Loan Purchase               E
                           Agreement

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